UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-05715
The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2009
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Convertible and Income Securities Fund Inc.
First Quarter Report
March 31, 2009
To Our Shareholders,
     The Gabelli Convertible and Income Securities Fund’s (the “Fund”) net asset value (“NAV”) total return was (8.4)% during the first quarter of 2009, compared with declines of 11.0% and 1.3% for the Standard & Poor’s (“S&P”) 500 Index and the Barclays Capital Government/Corporate Bond Index, respectively, and a gain of 2.4% for the Lipper Convertible Securities Fund Average. The total return for the Fund’s publicly traded shares was (3.2)% during the first quarter. On March 31, 2009, the Fund’s NAV per share was $4.66, while the price of the publicly traded shares closed at $5.26 on the New York Stock Exchange (“NYSE”).
     Enclosed is the investment portfolio as of March 31, 2009.
Comparative Results
Average Annual Returns through March 31, 2009 (a)

								Since
								Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year		(07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	(8.39)%	(27.75)%	(7.86)%	(2.55)%	0.88%	3.44%		5.16%
Investment Total Return (c)	(3.25)	(18.78)	(8.11)	(5.13)	2.13	N/A	(d)	4.13	(d)
S&P 500 Index	(10.98)	(38.06)	(13.05)	(4.76)	(3.00)	5.91		7.06	(e)
Barclays Capital Government/Corporate Bond Index	(1.28)	1.78	5.47	3.74	5.64	6.33		7.02	(e)
Lipper Convertible Securities Fund Average	2.37	(28.01)	(9.01)	(3.04)	1.96	4.94		6.79	(e)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.

(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.

(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

Principal		Market
Amount		Value
	CONVERTIBLE CORPORATE BONDS — 19.9%
	Aerospace — 0.4%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.000%, 01/16/24	$349,375

	Automotive: Parts and Accessories — 2.0%
150,000	Johnson Controls Inc., Cv., 6.500%, 09/30/12	189,750
2,114,000	Standard Motor Products Inc., Sub. Deb. Cv., 6.750%, 07/15/09	1,537,935

		1,727,685

	Broadcasting — 2.5%
4,500,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	1,468,125
1,400,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv. (STEP), 4.875%, 07/15/18	595,000

		2,063,125

	Business Services — 0.0%
900,000	BBN Corp., Sub. Deb. Cv., 6.000%, 04/01/12† (a)	0

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (a)	0

	Communications Equipment — 3.6%
3,000,000	Agere Systems Inc., Sub. Deb. Cv., 6.500%, 12/15/09	3,026,250

	Computer Hardware — 1.2%
1,600,000	SanDisk Corp., Cv., 1.000%, 05/15/13	968,000

	Diversified Industrial — 1.0%
100,000	Griffon Corp., Ser. 2ND, Sub. Deb. Cv., 4.000%, 07/18/23	93,375
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), 1.481%, 01/15/34	738,500
100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	43,375

		875,250

	Electronics — 0.4%
10,000	Artesyn Technologies Inc., Sub. Deb. Cv., 5.500%, 08/15/10 (b)	13,691
300,000	CTS Corp., Sub. Deb. Cv., 2.125%, 05/01/24	292,500

		306,191

	Energy and Utilities — 0.4%
400,000	Unisource Energy Corp., Cv., 4.500%, 03/01/35 (b)	344,500

	Entertainment — 2.0%
1,750,000	International Game Technology, Cv., 2.600%, 12/15/36	1,704,063

	Equipment and Supplies — 0.0%
10,000	Regal-Beloit Corp., Sub. Deb. Cv., 2.750%, 03/15/24	12,312

	Financial Services — 0.1%
500,000	Conseco Inc., Cv. (STEP), 3.500%, 09/30/35 (b)	117,500

	Health Care — 0.3%
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	73,000
100,000	Millipore Corp., Cv., 3.750%, 06/01/26	93,250
150,000	Thoratec Corp., Sub. Deb. Cv. (STEP), 1.380%, 05/16/34	120,563

		286,813

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	132,625

	Real Estate — 0.7%
2,500,000	Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24	628,125

	Retail — 2.3%
60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	63,375
100,000	Pier 1 Imports Inc., Cv. (STEP), 6.375%, 02/15/36	37,625
3,200,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	1,808,000

		1,909,000

	Specialty Chemicals — 1.1%
2,700,000	Ferro Corp., Cv., 6.500%, 08/15/13	911,250

	Wireless Communications — 1.7%
1,500,000	Nextel Communications Inc., Cv., 5.250%, 01/15/10	1,453,125

	TOTAL CONVERTIBLE CORPORATE BONDS	16,815,189

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

		Market
Shares		Value
	CONVERTIBLE PREFERRED STOCKS — 2.4%
	Agriculture — 0.2%
3,500	Archer-Daniels-Midland Co., 6.250% Cv. Pfd.	$128,555

	Business Services — 0.0%
15,143	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A† (a)(b)(c)	0
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (a)	117

		117

	Communications Equipment — 0.2%
600	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	169,800

	Energy and Utilities — 0.6%
6,000	AES Trust III, 6.750% Cv. Pfd.	207,480
500	El Paso Corp., 4.990% Cv. Pfd. (b)	288,655
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	7,500

		503,635

	Financial Services — 0.1%
100	Alleghany Corp., 5.750% Cv. Pfd.	25,460
37,000	Federal National Mortgage Association, 8.750%, Cv. Pfd., Ser. 08-1	38,480

		63,940

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd. Ser. C† (a)(c)	7,603

	Telecommunications — 0.4%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	376,180

	Transportation — 0.9%
2,500	GATX Corp., $2.50 Cv. Pfd.	748,425

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,998,255

	COMMON STOCKS — 34.6%
	Aerospace — 1.0%
11,000	Kaman Corp.	137,940
8,000	Northrop Grumman Corp.	349,120
6,000	Rockwell Automation Inc	131,040
52,500	Rolls-Royce Group plc†	221,468

		839,568

	Automotive: Parts and Accessories — 1.8%
50,000	Genuine Parts Co.	1,493,000

	Broadcasting — 0.0%
12,000	Emmis Communications Corp., Cl. A†	4,680

	Business Services — 0.1%
308,000	Trans-Lux Corp.† (d)	67,760

	Cable and Satellite — 0.3%
493,409	Adelphia Recovery Trust† (a)	0
15,000	Cablevision Systems Corp., Cl. A	194,100
2,000	Rogers Communications Inc., Cl. B	45,660

		239,760

	Communications Equipment — 0.5%
33,000	Corning Inc.	437,910

	Computer Hardware — 1.1%
10,000	International Business Machines Corp.	968,900

	Computer Software and Services — 0.5%
12,000	Diebold Inc.	256,200
36,000	Furmanite Corp.†	111,960
3,000	Microsoft Corp.	55,110

		423,270

	Consumer Products — 0.9%
1,000	Avon Products Inc.	19,230
50,000	Swedish Match AB	723,897

		743,127

	Diversified Industrial — 2.1%
100,000	General Electric Co	1,011,000
379,703	National Patent Development Corp.† (a)(b)	433,946
55,554	WHX Corp.†	372,212

		1,817,158

	Electronics — 0.4%
24,000	Intel Corp.	361,200

	Energy and Utilities — 8.6%
6,000	Anadarko Petroleum Corp.	233,340
12,000	BP plc, ADR	481,200
2,000	Cameron International Corp.†	43,860
2,000	CH Energy Group Inc	93,800
14,000	Chevron Corp.	941,360
6,000	ConocoPhillips	234,960
3,000	Devon Energy Corp.	134,070
18,000	Exxon Mobil Corp.	1,225,800
12,000	FPL Group Inc.	608,760
30,000	Great Plains Energy Inc.	404,100
See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
18,000	Halliburton Co.	$278,460
41,000	Mirant Corp.†	467,400
1,200,000	Mirant Corp., Escrow† (a)	0
24,000	National Fuel Gas Co.	736,080
15,000	Northeast Utilities	323,850
10,000	Progress Energy Inc., CVO† (a)	3,300
16,000	Royal Dutch Shell plc, Cl. A, ADR	708,800
7,000	SJW Corp.	178,010
10,000	Xcel Energy Inc.	186,300

		7,283,450

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc	65,070

	Financial Services — 3.3%
20,000	AllianceBernstein Holding LP .	294,400
35,000	American Express Co.	477,050
150,000	Citigroup Inc.	379,500
5,000	M&T Bank Corp	226,200
10,000	Marsh & McLennan Companies Inc.	202,500
7,000	Morgan Stanley	159,390
8,000	The Bank of New York Mellon Corp.	226,000
60,000	Wells Fargo & Co.	854,400

		2,819,440

	Food and Beverage — 3.9%
24,080	Cadbury plc, ADR	729,624
11,000	Dr. Pepper Snapple Group Inc.†	186,010
9,000	General Mills Inc.	448,920
210,000	Parmalat SpA, GDR (b)(c)	432,453
2,800	Pernod-Ricard SA	156,151
30,000	The Coca-Cola Co.	1,318,500

		3,271,658

	Health Care — 5.7%
25,000	Eli Lilly & Co	835,250
54,669	Elite Pharmaceuticals Inc., Cl. A†	7,654
20,000	Johnson & Johnson	1,052,000
50,000	Pfizer Inc	681,000
8,000	Schering-Plough Corp	188,400
15,000	UnitedHealth Group Inc.	313,950
40,000	Wyeth	1,721,600

		4,799,854

	Hotels and Gaming — 0.7%
210,000	Ladbrokes plc	552,164

	Manufactured Housing and Recreational Vehicles — 0.0%
14,000	Fleetwood Enterprises Inc.†	518

	Retail — 1.3%
13,000	Wal-Mart Stores Inc.	677,300
17,000	Walgreen Co.	441,320

		1,118,620

	Specialty Chemicals — 0.9%
10,000	Rohm and Haas Co	788,400

	Telecommunications — 1.3%
7,000	Philippine Long Distance Telephone Co., ADR	308,910
27,000	Verizon Communications Inc.	815,400

		1,124,310

	Transportation — 0.1%
4,000	GATX Corp	80,920

	Wireless Communications — 0.0%
49	Winstar Communications Inc.† (a)	0

	TOTAL COMMON STOCKS	29,300,737

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
3,679	PTV Inc., 10.000% Pfd., Ser. A	478

	WARRANTS — 0.0%
	Consumer Products — 0.0%
4,331	Pillowtex Corp., expire 11/24/09† (a)	0

	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(c)	526

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (a)(c)	1,543

	TOTAL WARRANTS	2,069

Principal
Amount
	CORPORATE BONDS — 1.0%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/09† (a)	0

	Diversified Industrial — 0.0%
100,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	38,500

	Electronics — 0.3%
300,000	Stoneridge Inc., 11.500%, 05/01/12	237,000

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2009 (Unaudited)

Principal		Market
Amount		Value
	CORPORATE BONDS (Continued)
	Energy and Utilities — 0.6%
$1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	$505,000

	Health Care — 0.0%
150,000	Sabratek Corp., Sub. Deb., 6.000%, 04/15/10† (a)	0

	Manufactured Housing and Recreational Vehicles — 0.1%
103,000	Fleetwood Enterprises Inc., Sub. Deb., 14.000%, 12/15/11† (a)	70,241

	Telecommunications — 0.0%
	AMNEX Inc., Sub. Deb.,
30,000	8.500%, 09/25/49† (a)(b)	0
50,000	8.500%, 09/25/49† (a)(b)(c)	0

		0

	TOTAL CORPORATE BONDS	850,741

	U.S. GOVERNMENT OBLIGATIONS — 42.1%
	U.S. Treasury Bills — 29.7%
25,110,000	U.S. Treasury Bills, 0.081% to 0.396%††, 04/09/09 to 09/24/09	25,098,961

	U.S. Treasury Cash Management Bills — 7.1%
6,005,000	U.S. Treasury Cash Management Bills, 0.112% to 0.137%††, 04/29/09 to 06/24/09	6,002,560

	U.S. Treasury Notes — 5.3%
4,490,000	4.500%, 04/30/09	4,501,864

	TOTAL U.S. GOVERNMENT OBLIGATIONS	35,603,385

TOTAL INVESTMENTS — 100.0% (Cost $111,065,291)		$84,570,854

	Aggregate book cost	$111,331,340

	Gross unrealized appreciation	$1,457,266
	Gross unrealized depreciation	(28,217,752)

	Net unrealized appreciation/(depreciation)	$(26,760,486)

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2009, the market value of fair valued securities amounted to $517,276 or 0.61% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the market value of Rule 144A securities amounted to $1,631,271 or 1.93% of total investments. Except as noted in (c), these securities are liquid.

(c)	At March 31, 2009, the Fund held investments in restricted and illiquid securities amounting to $442,125 or 0.52% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition
Shares/				03/31/2009
Principal		Acquisition	Acquisition	Carrying Value
Amount	Issuer	Date	Cost	Per Unit
$50,000	Amnex Inc., Sub. Deb., 8.500%, 09/25/49	09/15/97	$48,801	—
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd. Ser C	04/25/07	91,465	$76.0300
12,930	Elite Pharmaceuticals Inc. Warrants expire 04/24/12	04/25/07	8,535	0.1193
15,143	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A	05/03/02	1,347,184	—
210,000	Parmalat SpA, GDR	04/10/03	897,621	2.0593
1,300	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	0.4046

(d)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt

STEP	Step coupon bond. The rate disclosed is that in effect at March 31, 2009.
See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
1. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC, the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.
Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:
     • Level 1 — quoted prices in active markets for identical securities;
     • Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk,        etc.); and
     • Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2009 is as follows:

	Investments in	Other Financial Instruments
	Securities	(Unrealized
	(Market Value)	Appreciation)*
Valuation Inputs	Assets	Assets
Level 1 — Quoted Prices	$32,392,439	—
Level 2 — Other Significant Observable Inputs	52,095,611	$14,665
Level 3 — Significant Unobservable Inputs	82,804	—

Total	$84,570,854	$14,665

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in
Securities
(Market Value)
Balance as of 12/31/08	$78,679
Accrued discounts/(premiums)	41
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	2,541
Net purchase/(sales)	—
Transfers in and/or out of Level 3	1,543

Balance as of 3/31/09	$82,804

Net change in unrealized appreciation/(depreciation) during the period on Level 3 investments held at 03/31/09	$(4,451)

Statement of Financial Accounting Standard No. 161, “Disclosures about Derivative Instruments and Hedging Activities” clarifies the financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of March 31, 2009, the Fund did not hold any significant investments in derivatives.
2. Swap Agreements. The Fund may enter into equity and contract for difference swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend payments. In addition, at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.
Effective March 16, 2008, Bear, Stearns International Limited entered into a Guaranty Agreement with JPMorgan Chase & Co., whereby JPMorgan Chase & Co. unconditionally guaranteed the due and punctual payment of certain liabilities of Bear, Stearns International Limited, including the current liabilities of Bear, Stearns International Limited to the Fund. As of March 31, 2009, the Fund held a contract for difference swap with Bear, Stearns International Limited which is covered by the JPMorgan Chase & Co. Guaranty Agreement as of the date of the report. Details of the swap at March 31, 2009 are as follows:

Net
Notional	Equity Security	Interest Rate/	Termination	Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value Appreciation on:	Overnight LIBOR plus 75 bps plus Market Value Depreciation on:
$185,654 (47,500 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	03/11/10	$14,665

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AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Convertible and Income Securities Fund Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
One Corporate Center, Rye, NY 10580-1422
Directors
Mario J. Gabelli, CFA
     Chairman & Chief Executive Officer,
     GAMCO Investors, Inc.
E. Val Cerutti
     Chief Executive Officer,
     Cerutti Consultants, Inc.
Anthony J. Colavita
     Attorney-at-Law,
     Anthony J. Colavita, P.C.
Dugald A. Fletcher
     President, Fletcher & Company, Inc.
Anthony R. Pustorino
     Certified Public Accountant,
     Professor Emeritus, Pace University
Werner J. Roeder, MD
     Medical Director,
     Lawrence Hospital
Anthonie C. van Ekris
     Chairman, BALMAC International, Inc.
Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
     President
Peter D. Goldstein
     Chief Compliance Officer
Laurissa M. Martire
     Vice President & Ombudsman
Agnes Mullady
     Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
State Street Bank and Trust Company
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE–Symbol:	GCV	GCV PrB
Shares Outstanding:	13,043,767	969,022

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 5/27/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 5/27/09

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/27/09

*	Print the name and title of each signing officer under his or her signature.